                                                     EXHIBIT 31.2

             Rule 13a-14(a)/15d-14(a) Certification
                 By Principal Financial Officer

I, Craig R. Jones, certify that:

1.  I have reviewed this quarterly report on Form 10-Q of Electro
Rent Corporation for the period ended November 30, 2004;

2.  Based on my knowledge, this report does not contain any
untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the
circumstances under which such statements were made, not
misleading with respect to the period covered by this report;

3.  Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of
operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.  The registrant's other certifying officer and I are
responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and
15d-15(e)) for the registrant and have:

     a)  Designed such disclosure controls and procedures, or
     caused such disclosure controls and procedures to be
     designed under our supervision, to ensure that material
     information relating to the registrant, including its
     consolidated subsidiaries, is made known to us by others
     within those entities, particularly during the period in
     which this report is being prepared;

     b)  Evaluated the effectiveness of the registrant's
     disclosure controls and procedures and presented in this
     report our conclusions about the effectiveness of the
     disclosure controls and procedures as of the end of the
     period covered by this report based on such evaluation; and

     c)  Disclosed in this report any change in the registrant's internal control over financial reporting that occurred
     during the registrant's most recent fiscal quarter (the
     registrant's first fiscal quarter in the case of a quarterly report) that has materially affected, or is reasonably
     likely to material affect the registrant's internal control over financial reporting; and

5.  The registrant's other certifying officer and I have
disclosed, based on our most recent evaluation of internal
control over financial reports, to the registrant's auditors and the audit committee of registrant's board of directors (or
persons performing the equivalent functions):

     a)  All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect
     the registrant's ability to record, process, summarize and report financial information; and

     b)  Any fraud, whether or not material, that involves
     management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date:  December 16, 2004

                              /s/ Craig R. Jones
                              Craig R. Jones
                              Chief Financial Officer